UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                      ------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 20, 2001


                              CARNIVAL CORPORATION
             (Exact name of registrant as specified in its charter)


Republic of Panama                      1-9610                  59-1562976
(State or other jurisdiction            (Commission          ( I.R.S. Employer
 of incorporation)                      File Number)         Identification No.)


3655 N.W. 87th Avenue, Miami, Florida                   33178-2428
(Address of principal executive offices)                (zip code)


Registrant's telephone number, including area code:  (305) 599-2600

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ITEM 5.  OTHER EVENTS

                  On September 20, 2001, the registrant issued the press release attached as Exhibit 99.1 to this report.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

                  The press release of the registrant is attached as Exhibit
99.1 to this report.


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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  September 21, 2001


                                   CARNIVAL CORPORATION



                                   By:  /s/ Howard S. Frank
                                        ---------------------------------------
                                        Name:  Howard S. Frank
                                        Title: Vice Chairman and Chief
                                               Operating Officer


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                                  EXHIBIT LIST


         EXHIBIT                    DESCRIPTION
         -------                    -----------

         99.1                       Press Release dated September 20, 2001.